UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2026

GRAN TIERRA ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Centre Street S.E.
Calgary, Alberta, Canada
T2G 1A6

(Address of Principal Executive Offices)

(Zip Code)

(403) 265-3221

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GTE	NYSE American Toronto Stock Exchange London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 5, 2026, Gran Tierra Energy Inc., a Delaware corporation (the “Company”), entered into a Share Sale and Purchase Agreement (the “Share Purchase Agreement”) with Gran Tierra Energy International Holdings GmbH, a limited liability company incorporated under the laws of Switzerland and an indirect subsidiary of the Company (the “Seller”), Établissements Maurel & Prom S.A., a company organized and existing under the laws of France (the “Purchaser Guarantor”), and Maurel & Prom Andina, a company organized and existing under the laws of France and a wholly-owned subsidiary of the Purchaser Guarantor (the “Purchaser”), pursuant to which, among other things, Seller will sell all of the issued and outstanding equity interests of its wholly-owned subsidiary, Gran Tierra Energy CI GmbH, a limited liability company incorporated under the laws of Switzerland (“GTECI”), to the Purchaser upon and subject to the terms and conditions set forth in the Share Purchase Agreement (such transaction, the “Sale Transaction”). The total consideration to be paid by Purchaser in the Sale Transaction is $1.33 billion, which includes, among other things, cash, the assumption of Company debt and a prepayment facility and a note payable 364 days from the date the Share Purchase Agreement was executed, subject to adjustment as described in the Share Purchase Agreement.

The Sale Transaction will transfer the ownership of the companies that hold the Company’s assets and operations in Colombia and Ecuador, including certain employees that operate the related business and assets, to the Purchaser Guarantor. Upon the completion of the Sale Transaction, the Company will continue to operate its assets in Canada and Azerbaijan.

The Share Purchase Agreement provides for representations, warranties, covenants (including, but not limited to, certain interim operating covenants with respect to the Seller and its subsidiaries, and certain confidentiality and non-solicitation covenants binding upon the Seller and its affiliates, including the Company), releases, indemnification provisions and closing conditions customary for similar transactions, in each case, as further described in the Share Purchase Agreement.

The closing conditions include, among others, obtaining approvals and clearance from certain regulatory bodies in Colombia and Ecuador, a waiver and release under a pre-payment agreement to which subsidiaries of GTECI are parties, the redemption of all of the Company’s outstanding 7.750% Senior Notes due 2027 and the assumption by the Purchaser of the Company’s outstanding 9.500% Senior Secured Amortizing Notes Due 2029 and 9.750% Senior Secured Amortizing Notes Due 2031 (and, with respect to the 9.750% Senior Secured Amortizing Notes Due 2031, receipt of the requisite consent from holders related to the assumption of such notes).

The Sale Transaction is also subject to approval by the Company’s stockholders, and the Company will be filing and disseminating to its stockholders a proxy statement and other proxy materials with respect thereto. Moreover, the Company has agreed to certain restrictions relating to, in furtherance of, or in respect of certain “acquisition proposals” (as defined in the Share Purchase Agreement) with third parties, subject to certain exceptions in respect of “superior proposals” (as defined in the Share Purchase Agreement) where the Company’s Board of Directors (the “GTE Board”) has determined in good faith that the failure to take certain actions would be inconsistent with its fiduciary duties pursuant to applicable law.

The Share Purchase Agreement contains certain termination rights. Upon termination of the Share Purchase Agreement under specified circumstances, including the Seller terminating the Share Purchase Agreement to enter into an alternative acquisition agreement with respect to a superior proposal in accordance with the “fiduciary out” provisions of the Share Purchase Agreement described in the foregoing paragraph, the Seller will be required to pay Purchaser a termination fee of $50,000,000. In addition, and subject to certain limitations, the Seller or Purchaser may terminate the Share Purchase Agreement if a condition has not been satisfied, or an event, circumstance or condition has occurred which would prevent a condition from being satisfied, on or before the date that is 12 months after the date on which the Share Purchase Agreement was executed. Additionally, if Seller terminates the Share Purchase Agreement under certain circumstances, Seller is entitled to retain a $50,000,000 deposit made by Purchaser upon execution of the Share Purchase Agreement (including any interest thereon). The Share Purchase Agreement contains other termination rights customary for similar transactions as further described in the Share Purchase Agreement.

The Sale Transaction was unanimously approved by the GTE Board. In making its determination, the GTE Board received a fairness opinion from BofA Securities, Inc. that, as of the date of such opinion and subject to and based on customary assumptions, qualifications and limitations, the consideration to be paid by Purchaser pursuant to the Sale Transaction was fair, from a financial point of view, to the Company. The GTE Board unanimously determined that the Sale Transaction is in the best interests of the Company and its stockholders, and has unanimously recommended that the Company’s stockholders vote in favor of the Sale Transaction.

Further information regarding the proposed Sale Transaction will be contained in the proxy statement that the Company will prepare, file and disseminate in due course to the stockholders in connection with the special meeting related to the Sale Transaction.

The description of the Share Purchase Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the full text thereof, a copy of which will be filed by the Company as an exhibit to an amendment hereto.

The representations, warranties, covenants, and agreements contained in the Share Purchase Agreement were made only for purposes of the Share Purchase Agreement, as of the specific dates therein, were solely for the benefit of the parties to the Share Purchase Agreement and the parties expressly identified as third-party beneficiaries thereto, may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential or other disclosures made for the purposes of allocating contractual risk between the parties to the Share Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties thereto that differ from those applicable to investors. Investors are not third-party beneficiaries under the Share Purchase Agreement or the other agreements described herein and should not rely on the representations, warranties, covenants, or agreements therein or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Share Purchase Agreement and the Company will provide additional disclosure in its public reports to the extent required by federal securities laws.

Item 8.01.	Other Events.

On August 5, 2026, the Company issued a press release announcing the execution of the Share Purchase Agreement. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 5, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Cautionary Statement Regarding Forward-Looking Statements

The statements other than statements of historical facts included in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 or “forward-looking information” within the meaning of applicable Canadian securities law, including, but not limited to, the parties’ ability to consummate the Sale Transaction, the Company’s business after the Sale Transaction is complete and matters related to the stockholders’ meeting. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including those described in the Company’s filings with the U.S. Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance or achievements. Therefore, actual outcomes and results could materially differ from what is expressed or implied in such statements.

Important Information Regarding the Sale Transaction

This Current Report on Form 8-K is neither a solicitation of a proxy nor an offer to purchase nor a solicitation of an offer to sell any securities. This Current Report on Form 8-K is also not a substitute for any proxy statement or other filings that may be made with the Securities Exchange Commission (the “SEC”) with respect to the Sale Transaction. Approval of the Sale Transaction will be submitted to the Company’s stockholders for their consideration, and the Company will file a definitive proxy statement to be used to solicit stockholder approval of the transaction with the SEC. Detailed information about the transaction will be contained in the definitive proxy statement and other documents to be filed with the SEC and disseminated to stockholders prior to the meeting. Additionally, this Current Report on Form 8-K is not a notice of redemption of the Company’s 7.750% Senior Notes due 2027.

Important Additional Information Will Be Filed With the SEC

The Company plans to file with the SEC and disseminate to its stockholders a proxy statement in connection with the transaction. The proxy statement will contain important information about the Company, the Share Purchase Agreement, the Sale Transaction and related matters. Investors and security holders are urged to read the proxy statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov or on the Company’s website at https://www.grantierra.com/investor-relations/reports-filings/.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Share Purchase Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Form 10-K for the year ended December 31, 2025 and its proxy statement dated March 17, 2026, which are filed with the SEC. A more complete description will be available in the proxy statement to be used to solicit stockholder approval of the transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2026	GRAN TIERRA ENERGY INC.

	By:	/s/ Ryan Ellson
		Name:	Ryan Ellson
		Title:	Executive Vice President and Chief Financial Officer